UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) November 16, 2004

                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

        Delaware                      1-13484                  34-1775913
        --------                      -------                  ----------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation               File Number)            Identification No.)


    5845 W. 82nd Street, Suite 102                         46278
       Indianapolis, Indiana                               -----
(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (317) 871-7611

ITEM 8.01.  OTHER EVENTS.

On November 16, 2004, Cohesant Technologies, Inc. issued a press release announcing a semi-annual dividend. The Press Release is attached hereto as
Exhibit 99.1


ITEM 9.01. EXHIBITS

The following exhibit is furnished pursuant to Item 8.01, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Cohesant Technologies Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

            (c) Exhibits.

                       99.1   -   Press Release dated November 16, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COHESANT TECHNOLOGIES, INC.

Date: November 16, 2004           By:  /s/ Robert W. Pawlak
                                  --------------------------------------------
                                       Robert W. Pawlak, Chief Financial Officer